SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 26, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                       0-50467               52-2413926
----------------------------          -------------      ----------------------
(State or other jurisdiction           (File No.)           (IRS Employer
 of incorporation)                                       Identification Number)


310 North Avenue East, Cranford, New Jersey                     07016
--------------------------------------------                ------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------


         On October 26, 2005, the Registrant issued a press release to report earnings for the quarter ended September 30, 2005. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------


     Exhibit
     Number                     Description
     ------                     -----------
       99       Press Release dated October 26, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SYNERGY FINANCIAL GROUP, INC.





Date: November 14, 2005                   By:      /s/A. Richard Abrahamian
                                                   -----------------------------
                                                   A. Richard Abrahamian
                                                   Senior Vice President
                                                   and Chief Financial Officer